UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

[_]  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07.       Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Delta Air Lines, Inc. (the “Company”) held on June 30, 2017, four proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 28, 2017.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The stockholders elected all eleven director nominees to serve as members of the Company’s Board of Directors until the Company’s 2018 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	558,143,545	1,014,720	456,726	81,303,068
Francis S. Blake	555,924,738	3,216,956	473,297	81,303,068
Daniel A. Carp	556,014,866	3,114,639	485,486	81,303,068
David G. DeWalt	558,356,675	762,617	495,699	81,303,068
William H. Easter III	552,604,856	6,493,118	517,017	81,303,068
Mickey P. Foret	558,102,255	1,028,365	484,371	81,303,068
Jeanne P. Jackson	548,529,309	10,524,728	560,954	81,303,068
George N. Mattson	556,438,136	2,658,346	518,509	81,303,068
Douglas R. Ralph	558,144,666	981,754	488,571	81,303,068
Sergio A. L. Rial	556,266,395	2,842,486	506,110	81,303,068
Kathy N. Waller	547,333,139	11,726,582	555,270	81,303,068

2.	The stockholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
544,232,425	14,398,443	984,123	81,303,068

3.	The stockholders recommended that the frequency of future advisory votes on executive compensation be every year:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
509,297,283	651,999	49,039,513	626,196	81,303,068

In accordance with the voting results on this advisory proposal and its previous recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

4.	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2017:

For	Against	Abstain	Broker Non-Votes
631,387,534	8,413,620	1,116,905	Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 30, 2017	Peter W. Carter, Executive Vice President - Chief Legal Officer & Corporate Secretary

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